UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 27, 2023, Mercer International Inc. (the "Company") issued a press release announcing the resignation from the Company of David Ure, its Chief Financial Officer, Senior Vice President and Secretary, and the promotion of Richard Short to succeed Mr. Ure as its Chief Financial Officer, Senior Vice President and Secretary effective June 1, 2023.

Resignation of David Ure as Chief Financial Officer, Senior Vice President and Secretary

Mr. Ure resigned as Chief Financial Officer and Secretary of the Company effective June 1, 2023.

Mr. Ure will continue with the Company as an advisor until August 31, 2023 and assist Mr. Short and the Company in connection with the transition of its Chief Financial Officer, Senior Vice President and Secretary. He will continue to receive his regular salary and benefits until such date and his existing performance share unit grants will be pro-rated to August 31, 2023 with vesting subject to the achievement of the applicable performance criteria for such grants.

Promotion of Richard Short to Chief Financial Officer, Senior Vice President and Secretary

Mr. Short, 55, has been promoted to Chief Financial Officer, Senior Vice President and Secretary of the Company effective June 1, 2023.

Mr. Short has extensive experience and a proven track record in finance, accounting and the forest products industry over a 30-year career. He most recently served from 2014 to the present date as Mercer's Vice President, Controller. Prior to that, from 2006 to 2014, he served in a number of positions with the Company, including as Director, Corporate Finance and Controller, Financial Reporting. Previously he served as Director, Corporate Finance with Catalyst Paper Corporation and Assistant Controller at The Alderwoods Group Inc.

Mr. Short holds a Bachelor of Arts in Psychology from the University of British Columbia and has been a member of the Chartered Professional Accountants of Canada since 1993. Mr. Short's term of office as Chief Financial Officer, Senior Vice President and Secretary will be indeterminate.

There are no family relationships among any of our current directors or executive officers, and Mr. Short does not have a direct or indirect material interest in any "related party" transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the foregoing changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCER INTERNATIONAL INC.

Date: February 27, 2023	By:	/s/ David K. Ure
David K. Ure
Chief Financial Officer